                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 Tidewater Inc.
     ---------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                               [Tidewater Logo]

                                TIDEWATER INC.
                        601 Poydras Street, Suite 1900
                         New Orleans, Louisiana 70130

                                                                  June 21, 2001

To Our Stockholders:

  You are cordially invited to attend the Annual Meeting of Stockholders of Tidewater Inc. to be held at the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on Thursday, July 26, 2001, at 10:00 a.m., C.D.S.T.

  The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

  Stockholders are requested to vote by proxy as promptly as possible. Stockholders can vote by signing, dating, and returning the enclosed proxy card in the envelope provided. Stockholders can also call in their vote by touchtone telephone or send it over the Internet using the instructions on the proxy card. If you attend the meeting, which we hope you will do, you may vote in person even if you have previously voted by proxy.

                                          Sincerely,

                                          /s/ William C. O'Malley
                                          WILLIAM C. O'MALLEY
                                          Chairman of the Board, President,
                                          and Chief Executive Officer

                INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

If you plan to attend the meeting in person, please bring the following:

  1. Proper identification (preferably a driver's license); and

  2. Acceptable Proof of Ownership if your shares are held in "Street Name."

  Street Name means your shares are held of record by brokers, banks or other institutions.

  Acceptable Proof of Ownership is a letter from your broker stating that you owned Tidewater Inc. stock on the record date or an account statement showing that you owned Tidewater Inc. stock on the record date.

  The Company may exclude from the meeting any person who is not a stockholder of record on the record date (or a duly designated proxy) or a street name holder on the record date evidenced as described above.

                                 TIDEWATER INC.
                         601 Poydras Street, Suite 1900
                             New Orleans, LA 70130

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

  The Annual Meeting of the Stockholders of TIDEWATER INC. will be held in the Pan-American Life Center Auditorium, 11th Floor, 601 Poydras Street, New Orleans, Louisiana, on Thursday, July 26, 2001, at 10:00 a.m., C.D.S.T., to vote upon the following matters:

  1. The election of three directors for a term of three years;

  2. A proposal to approve the 2001 Stock Incentive Plan;

  3. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending March 31, 2002; and

  4. Such other matters as may properly come before the meeting or any adjournment thereof.

  The record date for the determination of stockholders entitled to notice of and to vote at the meeting has been fixed as June 11, 2001.

  Stockholders are requested to vote by proxy as promptly as possible. Stockholders can vote by signing, dating, and returning the enclosed proxy card in the envelope provided. Stockholders can also call in their vote by touchtone telephone or send it over the Internet using the instructions on the proxy card. If you attend the meeting, which we hope you will do, you may vote in person even if you have previously voted by proxy.

                                    By Order of the Board of Directors

                                    /s/ Cliffe F. Laborde
                                    CLIFFE F. LABORDE
                                    Executive Vice President, Secretary
                                    and General Counsel

New Orleans, Louisiana
June 21, 2001

                               TABLE OF CONTENTS

                               Description                                Page
                               -----------                                ----
Solicitation of Proxies..................................................   1
Revocation of Proxies....................................................   1
Shares Outstanding and Voting Procedures.................................   1
Security Ownership of Certain Beneficial Owners..........................   2
Security Ownership of Management.........................................   3
Election of Directors (Proposal 1).......................................   4
Committees of the Board..................................................   5
Compensation Committee Interlocks and Insider Participation..............   5
Director Compensation....................................................   6
Executive Compensation...................................................   7
Compensation Committee Report............................................  11
Audit Committee Report...................................................  13
Performance Graph........................................................  14
Interest in Certain Transactions.........................................  15
Proposal to Approve 2001 Stock Incentive Plan (Proposal 2)...............  15
Proposal for the Ratification of Selection of Independent Auditors
 (Proposal 3)............................................................  20
Stockholder Proposals and Director Nominations...........................  20
Other Matters............................................................  21
Exhibit A (Audit Committee Charter)......................................  22

                                TIDEWATER INC.
                        601 Poydras Street, Suite 1900
                             New Orleans, LA 70130

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

  This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by the Board of Directors of Tidewater Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company which will be held in the Auditorium of the Pan-American Life Center, 601 Poydras Street, New Orleans, Louisiana, on Thursday, July 26, 2001, at 10:00 a.m., C.D.S.T., and at any adjournment thereof. Only stockholders of record at the close of business on June 11, 2001, are entitled to vote at the meeting or any adjournment thereof.

  The Company will bear the costs of soliciting proxies. Proxies may be solicited, without extra remuneration, by Directors, officers, or employees of the Company, by mail, telephone, telex, telefax, telegram, or personal interview. The Company will reimburse brokers, banks, and other custodians, nominees, or fiduciaries for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners of shares.

                             REVOCATION OF PROXIES

  Any stockholder giving a proxy may revoke it at any time before it is voted by voting in person at the meeting or by delivering written revocation or a later dated proxy to the Secretary of the Company.

                   SHARES OUTSTANDING AND VOTING PROCEDURES

  The Bylaws of the Company (the "Bylaws") provide that the holders of a majority of the shares of common stock of the Company, par value $.10 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. The Bylaws further provide that, except as otherwise provided by statute, the Certificate of Incorporation of the Company, or the Bylaws, all matters coming before the Annual Meeting shall be decided by the vote of a majority of the number of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting.

  Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote.

  Abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals, will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals.

  As of the close of business on June 11, 2001, the Company had 60,534,635 shares of Common Stock that were issued, outstanding, and entitled to vote. Each share of Common Stock is entitled to one vote with respect to matters to be voted upon at the meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table indicates the name, address, and stock ownership of each person known by the Company to own beneficially more than 5% of the Common Stock as of June 11, 2001:

                                                         Amount and
                                                           Nature      Percent
                      Name and Address                  of Beneficial    of
                    of Beneficial Owner                   Ownership     Class
                    -------------------                 -------------  -------
     FMR Corporation...................................   5,060,742(1)   8.4%(5)
     82 Devonshire St.
     Boston, MA 02109

     Mellon Financial Corporation......................   3,214,281(2)   5.3%(5)
     One Mellon Center
     Pittsburgh, PA 15258

     T. Rowe Price Associates, Inc.....................   4,040,800(3)   6.7%(5)
     100 East Pratt St.
     Baltimore, MD 21202

     Whitney National Bank, as Trustee.................   4,475,945(4)   7.4%(5)
     of the Tidewater Inc. Grantor
     Stock Trust
     228 St. Charles Avenue
     New Orleans, LA 70130

--------
(1) Based on Schedule 13G dated February 14, 2001, filed with the Securities and Exchange Commission by FMR Corporation.
(2) Based on Schedule 13G dated January 18, 2001, filed with the Securities and Exchange Commission by Mellon Financial Corporation.
(3) Based on Schedule 13G dated February 12, 2001, filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc.
(4) The Company created the Tidewater Inc. Grantor Stock Trust (the "Trust") to acquire, hold and distribute shares of Common Stock for the payment of benefits and compensation under the Company's employee benefit plans, including the Company's stock option plans and 401(k) plan. Under the Trust, Whitney National Bank as Trustee (the "Trustee"), will vote all shares of Common Stock held in the Trust (the "Trust Shares") in accordance with instructions received from current and former employees of the Company (excluding members of the Board of Directors of the Company) who participate in the Company's 401(k) plan or hold options to purchase Common Stock granted under the Company's stock option plans (the "Eligible Participants"). For each Eligible Participant, the Trustee will vote or abstain from voting, according to instructions received from that Eligible Participant, with respect to that number of Trust Shares that results from multiplying (x) the total number of Trust Shares as of the record date by
    (y) a fraction, the numerator of which is the sum of the number of shares of Common Stock allocated to the account of such Eligible Participant in the 401(k) Plan and the number of shares of Common Stock that are subject to stock options held by such Eligible Participant, and the denominator of which is the total number of shares of Common Stock in the 401(k) plan allocated to Eligible Participants and the total number of shares of Common Stock subject to options held by Eligible Participants, as to which the Trustee has received voting instructions.
(5) Based on 60,543,667 shares of Common Stock outstanding on June 11, 2001.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth the beneficial ownership of the Common Stock as of June 11, 2001, with respect to each Director and the executive officers named in the Summary Compensation Table and by all Directors and executive officers as a group:

                                                  Amount and
                                                    Nature            Percent
                                                 of Beneficial           of
                       Name                       Ownership*          Class(6)
                       ----                      -------------        --------
   Robert H. Boh................................      25,500(1)          **
   Donald T. Bollinger..........................      34,565(1)          **
   Arthur R. Carlson............................      21,600(1)          **
   Richard M. Currence..........................     228,665(2)(3)       **
   Cliffe F. Laborde............................     191,180(2)(3)(4)    **
   J. Keith Lousteau............................      99,538(2)(3)       **
   Jon C. Madonna...............................       7,500(1)          **
   Paul W. Murrill..............................      21,600(1)          **
   William C. O'Malley..........................     981,033(2)         1.6%
   Lester Pollack...............................      19,500(1)          **
   Larry T. Rigdon..............................      21,500(2)(3)       **
   J. Hugh Roff, Jr.............................     153,942(1)          **
   Donald G. Russell............................      12,900(1)          **
   Dean E. Taylor...............................     104,095(2)(3)       **
   All Directors and Executive Officers as a
    group (14 persons)..........................   1,923,118(3)(5)      3.2%

--------
 * Unless otherwise indicated by footnote, all shares are held by the named individuals with sole voting and investment power.
** Less than 1.0%.
(1) Includes shares that may be acquired within 60 days upon exercise of Non-Employee Director Stock Options, as follows: Mr. Boh, 20,500; Mr. Bollinger, 20,500; Mr. Carlson, 20,500; Mr. Madonna, 5,500; Dr. Murrill, 20,500; Mr. Pollack, 19,500; Mr. Roff, 19,500; and Mr. Russell, 12,500.
(2) Includes shares that may be acquired within 60 days upon exercise of Employee Stock Options, together with related restricted stock awards, as follows: Mr. Currence, 171,999 ; Mr. Laborde, 162,258; Mr. Lousteau, 95,625; Mr. O'Malley and a trust for his children, 850,000; Mr. Rigdon, 139,271; and Mr. Taylor, 101,111. Also includes shares attributable to accounts under the Company's 401(k) Savings Plan as follows: Mr. Currence, 524, Mr. Laborde, 968; Mr. Lousteau, 3,913; Mr. O'Malley, 507; Mr. Rigdon, 1,505; and Mr. Taylor, 2,984.
(3) Does not include shares held in the Tidewater Inc. Grantor Stock Trust with respect to which Messrs. Currence, Laborde, Lousteau, Rigdon and Taylor and other participants (other than members of the Company's Board of Directors) in the Company's stock option plans and 401(k) Savings Plan have the power to direct the vote on a pro rata basis.
(4) Includes 636 shares held in trusts for Mr. Laborde's minor children, beneficial ownership of which is disclaimed.
(5) Includes 1,659,264 shares of Common Stock that such persons have the right to acquire within 60 days through the exercise of options together with related restricted stock awards; 4,337 shares for which Directors and executive officers reported indirect ownership and disclaim beneficial ownership; and 10,401 shares of Common Stock attributable to such persons' accounts in the Company's 401(k) Savings Plan, as to which shares such persons have sole voting power only.
(6) Calculated on the basis of 60,543,667 shares of Common Stock outstanding at June 11, 2001, and includes for each person and group the number of shares the person or group has the right to acquire within 60 days.

                             ELECTION OF DIRECTORS

                                 (PROPOSAL 1)

  The Company's Certificate of Incorporation divides the Board of Directors into three classes, as nearly equal in number as possible, with each class of Directors serving a three year term. The term of office of each class of Directors expires in rotation so that one class is elected at each Annual Meeting for a full three-year term. All of the nominees for Director are currently serving as Directors.

  The Board of Directors has nominated and urges you to vote FOR the election of Paul W. Murrill, Lester Pollack and J. Hugh Roff, Jr. for terms of office ending in 2004. Proxies solicited hereby will be so voted unless stockholders specify otherwise in their proxies.

  It is intended that the proxies solicited hereby will be voted FOR the election of each of the nominees. In the event any nominee is not a candidate when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee. The Board of Directors has no reason to believe that any nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a Director. In no event, however, will the proxies be voted for a greater number of persons than the number of nominees named.

Nominees for election at this meeting to terms expiring in 2004:

  Paul W. Murrill, 66, Professional Engineer; Chairman of Piccadilly Cafeterias, Inc., 1994-2000; Special Advisor to the Chairman of the Board of Gulf States Utilities Co. (public utility), 1987-1989, its Chairman, 1982-1987, and its Chief Executive Officer, 1982-1986; and Director of ChemFirst, Inc., DTM Corporation, Entergy Corporation, and Howell Corporation. Director since 1981.

  Lester Pollack, 67, Managing Director of Centre Partners Management LLC since 1995; Managing Director of Lazard Freres & Co. LLC 1986-1999 (prior thereto a general partner); Chairman of the Board of Firearms Training Systems, Inc.; and Director of American Seafoods Group, LLC, Bank Leumi USA, Nationwide Credit, Parlex Corporation, and Rembrandt Photo Services. Director since 1992.

  J. Hugh Roff, Jr., 69, Chairman of the Board of Roff Resources LLC (energy investments) since 1998; Chairman of the Board of PetroUnited Terminals, Inc. (petrochemical terminals) 1986-1998; and Advisory Director of Chase Bank of Texas, N.A. Director since 1986.

Directors whose terms continue until 2002:

  Robert H. Boh, 70, Chairman and Former President and Chief Executive Officer of Boh Bros. Construction Co. L.L.C. (general construction contractor); and Chairman of Hibernia Corporation and Hibernia National Bank. Director since 1978.

  Donald T. Bollinger, 51, Chairman of Bollinger Shipyards, Inc. since 1989 and its Chief Executive Officer since 1985; and Director of Louisiana Worker's Compensation Corp. and Port of New Orleans. Director since 1990.

  Donald G. Russell, 69, Chairman of Russell Companies (oil and gas investments) since 1998; Executive Vice President of Sonat Inc. 1993-1998; Chairman of the Board and Chief Executive Officer of Sonat Exploration Company 1988-1998; and Director of Grant Geophysical, Inc. Director since 1998.

Directors whose terms continue until 2003:

  Arthur R. Carlson, 60, Managing Director, TCW Group, Inc. (investment advisor); and Director of TCW Asset Management Company. Director since 1982.

  Jon C. Madonna, 58, President, DigitalThink, Inc. since 2000; President and Chief Executive Officer of Carlson Wagonlit Travel 1999-2000; Vice Chairman of Travelers Group 1997-1998; Chairman and Chief Executive Officer of KPMG Peat Marwick 1990-1996; and Director of Neuberger Berman, Inc. and DigitalThink Inc. Director since 1999.

  William C. O'Malley, 64, Chairman, President and Chief Executive Officer of the Company since 1994; prior thereto, served as Chairman of the Board and Chief Executive Officer of Sonat Offshore Drilling, Inc.; and Director of Hibernia Corporation, BE&K, and American Bureau of Shipping. Director since 1994.

                            COMMITTEES OF THE BOARD

  The Company has standing Audit, Compensation and Finance Committees of the Board of Directors. During fiscal 2001, nine meetings of the Board of Directors were held. Each Director attended at least 75% of the aggregate of the meetings of the Board and the Committees on which he served.

  The Company's Audit Committee is composed of Messrs. Madonna, Murrill, and Russell. The Committee met four times during fiscal 2001. The Audit Committee's functions are described in its charter, which is attached as Exhibit A. The principal functions of the Committee are to recommend selection of independent auditors, review the plan for and results of audit examinations by internal and independent auditors, review the Company's annual and quarterly financial statements, and review and approve the services provided and fees charged by independent auditors. The Committee also monitors and evaluates internal accounting controls of the Company and ensures continuing adherence to stated management policies and regulatory requirements in the area of financial reporting.

  The Company's Compensation Committee is composed of Messrs. Boh, Carlson, Pollack, and Roff. The Committee met six times during fiscal 2001. The principal functions of the Committee include responsibility for considering all substantive elements of the Company's total employee compensation package, including overall plan design for each of the Company's major benefit programs, and determining appropriate actuarial assumptions and funding methods. The Committee also has responsibility for determining salary and bonus awards for executive officers and determining stock option and restricted stock awards for all key employees.

  The Company's Finance Committee is composed of Messrs. Boh, Bollinger, Carlson, and Murrill. The Committee met two times during fiscal 2001. The principal functions of the Committee include responsibility for reviewing capital structure, dividend policy, corporate liquidity, and issuance of debt and equity securities. The Committee also has responsibility for appointing and monitoring independent investment managers and establishing investment policies and guidelines for employee benefit plans.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Company's Compensation Committee are Messrs. Boh, Carlson, Pollack and Roff. None of the members of the Compensation Committee have been officers or employees of the Company or any of its subsidiaries. No executive officer of the Company served in the last fiscal year as a director or member of the compensation committee of another entity one of whose executive officers served as a Director or on the Compensation Committee of the Company.

                             DIRECTOR COMPENSATION

  Outside Directors of the Company receive an annual retainer of $30,000 and a fee of $1,500 for attendance at each Board meeting. The chairman of each Board committee receives an additional annual retainer of $5,000, and each committee member, including the chairman, receives a fee of $1,200 for attendance at each committee meeting.

  Outside Directors also receive an annual grant of options to purchase up to 5,000 shares of Common Stock, the exact number to be set by the Compensation Committee. Outside Directors will receive an option to purchase 2,500 shares of Common Stock on the day of the 2001 Annual Meeting of Stockholders. The exercise price of the stock option is equal to the closing price for the Common Stock reported on the New York Stock Exchange consolidated tape on that date.

  The Company provides a Deferred Compensation Plan pursuant to which an Outside Director may elect to defer all or a portion of the fees that are payable to him from the Company. Deferred amounts are credited to an account in the name of the Director as phantom shares of the Company's Common Stock or as units in one or more investment funds made available through the plan. Upon termination of Board service with the Company or on another date chosen by the Director, amounts accrued under the plan are payable either in a lump sum or over a period of two to ten years, at the election of the participant. A distribution from the plan may also be made upon a change of control of the Company or in the event of hardship. Two Directors participated in the Deferred Compensation Plan during fiscal 2001.

  The Company also provides a Retirement Plan for the benefit of Outside Directors who retire from the Board on or after reaching age 65 or after completing five or more years of service on the Board. Under the Retirement Plan, an eligible Director will be entitled to an annual benefit equal to the annual retainer fee for a Board member at the time of his retirement. An eligible Director who was a member of the Board on May 31, 2001, will receive the annual benefit for a term equal to the number of years the retired Director served as an Outside Director. An eligible Director who joins the Board after May 31, 2001, will receive the annual benefit for a term equal to the number of years the retired director served as an Outside Director, but not to exceed five years.. If a Director dies prior to payment of his benefit, a death benefit is payable to his beneficiaries equal to the then present value of the unpaid benefit.

  The Deferred Compensation Plan and the Retirement Plan both provide for the protection of benefits in the event of a change of control of the Company and also permit the acceleration of payment of benefits in such event.

                            EXECUTIVE COMPENSATION

  The following table summarizes, for each of the three fiscal years ended March 31, 1999, 2000, and 2001, the compensation paid to each of the executive officers of the Company in all capacities in which they served:

                          SUMMARY COMPENSATION TABLE

                                                            Long Term
                             Annual Compensation         Compensation(1)
                          -------------------------- --------------------------
                                                     No. of
   Name and Principal     Fiscal                     Options       All Other
        Position           Year   Salary    Bonus    Awarded    Compensation(2)
   ------------------     ------ -------- ---------- -------    ---------------
William C. O'Malley,       2001  $700,000 $  950,000  50,000(3)     $25,359
 Chairman, President and   2000   700,000  1,000,000  75,000         24,876
 Chief Executive Officer   1999   700,000    975,000 150,000         24,876

Cliffe F. Laborde,         2001   233,448    241,260  75,000         11,362
 Executive Vice
  President,               2000   230,000    210,835  35,000         10,776
 Secretary and General
  Counsel                  1999   230,000    203,547  80,000         10,776

Richard M. Currence,       2001   228,611    308,800     -0-         11,217
 Executive Vice
  President(4)             2000   290,000    319,003  50,000         12,576
                           1999   290,000    307,976 100,000         12,576

Larry T. Rigdon,           2001   201,379    247,014  75,000          9,930
 Executive Vice President  2000   180,000    165,002  35,000          8,496
                           1999   180,000    106,730  80,000          8,646

Dean E. Taylor,            2001   194,138    247,104  75,000         10,183
 Executive Vice President  2000   170,000    135,109  35,000          8,976
                           1999   170,000     90,645  60,000          8,876

J. Keith Lousteau,         2001   176,488    205,845  60,000          9,621
 Senior Vice President     2000   140,000    128,335  30,000          8,076
 and Chief Financial
  Officer                  1999   140,000    127,000  60,000          8,076

--------
(1) As of March 31, 2001, Mr. Currence held 581 shares of restricted stock with a value of $26,261, Mr. Lousteau held 195 shares of restricted stock with a value of $8,814 and Mr. O'Malley held 50,000 shares of restricted stock with a value of $2,260,000.
(2) Consists of $4,358 in 2001 and $3,876 in 2000 and 1999 of health care premiums paid by the Company each year on behalf of each named executive officer under the Company's Executive Medical Plan and the following amounts contributed by the Company on behalf of the named executive officers pursuant to the Company's Savings Plan and Supplemental Savings
    Plan: Mr. O'Malley, $21,000 in 2001, $21,000 in 2000, and $21,000 in 1999;
    Mr. Laborde, $7,003 in 2001, $6,900 in 2000, and $6,900 in 1999; Mr.
    Currence, $6,858 in 2001, $8,700 in 2000, and $8,700 in 1999; Mr. Rigdon,
    $5,571 in 2001, $4,620 in 2000, and $4,770 in 1999; Mr. Taylor, $5,824 in
    2001, $5,100 in 2000, and $5,000 in 1999; and Mr. Lousteau, $5,262 in
    2001, $4,200 in 2000, and $4,200 in 1999.
(3) Does not include the grant of a replacement option for 100,000 shares. This option was granted to replace a cancelled option with the same terms, except that the replacement option may be exercised for five years, rather than two years, following retirement.
(4) Mr. Currence ceased to serve as an executive officer on December 31, 2000.

Stock Options

  The following table contains certain information concerning the grant of stock options to the named individuals during the fiscal year ended March 31, 2001:

               OPTION GRANTS IN FISCAL YEAR ENDED MARCH 31, 2001

                                      % of Total
                          Number of     Options
                            Shares    Granted to
                          Underlying   Employees                      Grant Date
                           Options      in Last   Exercise Expiration  Present
           Name           Granted(1)  Fiscal Year  Price      Date     Value(2)
           ----           ----------  ----------- -------- ---------- ----------
   William C. O'Malley..    50,000(3)     8.4%    $44.00    3/29/11   $  959,000
   Cliffe F. Laborde....    75,000       12.6%     42.1875  1/18/11    1,379,250
   Richard M. Currence..       -0-        N/A          N/A      N/A          N/A
   Larry T. Rigdon......    75,000       12.6%     42.1875  1/18/11    1,379,250
   Dean E. Taylor.......    75,000       12.6%     42.1875  1/18/11    1,379,250
   J. Keith Lousteau....    60,000       10.1%     42.1875  1/18/11    1,103,400

--------
(1) The options become fully exercisable three years after the date of grant. Exercisability is accelerated upon a change of control, and exercisability of Mr. O'Malley's options will also be accelerated upon retirement at age 65 or older.
(2) The theoretical values on grant date are calculated under the Black-Scholes Model. The Black-Scholes Model is a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors to estimate the option's theoretical value, including the stock's historical volatility, dividend rate, exercise period of the option and interest rates. The grant date theoretical value above assumes an expected stock price volatility of 48.4%, an expected annual dividend yield of 1.2%, a 4.7% risk free rate of return and an expected five year stock option life.
(3) Does not include the grant of a replacement option for 100,000 shares. This option was granted to replace a cancelled option with the same terms, except that the replacement option may be exercised for five years, rather than two years, following retirement.

Option Exercises and Holdings

  The following table sets forth certain information concerning the exercise of options during the fiscal year ended March 31, 2001, and unexercised options held on March 31, 2001:

  AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED MARCH 31, 2001 AND OPTION
                          VALUES AS OF MARCH 31, 2001

                                                     Number of Shares         Value of Unexercised
                          Number of               Underlying Unexercised     In-the-Money Options at
                           Shares                Options at March 31, 2001      March 31, 2001(2)
                          Acquired      Value    -------------------------- ----------------------------
          Name           on Exercise Realized(1) Exercisable  Unexercisable Exercisable    Unexercisable
          ----           ----------- ----------- -----------  ------------- -----------    -------------
William C. O'Malley.....       -0-          -0-    850,000(3)    150,000    $8,601,875(3)   $1,830,000
Cliffe F. Laborde.......       -0-          -0-    161,855       125,001     1,725,789       1,126,787
Richard M. Currence.....   127,188   $2,680,738    171,999        66,668     1,179,301       1,180,024
Larry T. Rigdon.........    11,117      216,070    139,057       125,001     1,447,957       1,126,787
Dean E. Taylor..........     5,000      128,130    100,933       118,334     1,129,045         977,113
J. Keith Lousteau.......    11,000      272,427     95,625       100,000     1,014,906         888,750

--------
(1) Reflects the difference between the closing sale price of the Company's Common Stock on the exercise date and the exercise price of the options.
(2) Reflects the difference between the closing sale price of $45.20 per share of the Company's Common Stock on March 30, 2001, and the exercise price of the options.
(3) Includes exercisable options for 97,708 shares which Mr. O'Malley has assigned to a trust for the benefit of his children. Mr. O'Malley does not have voting or investment power with respect to the shares subject to these options.

Pension Plans

  The Company and its participating subsidiaries sponsor a defined benefit pension plan ("Pension Plan") and a Supplemental Executive Retirement Plan ("SERP") covering eligible employees. The SERP provides certain benefits for Company officers that the Pension Plan is prevented from providing because of compensation and benefits limits in the Internal Revenue Code. The Pension Plan and the SERP are referred to together as the "Pension Program".

  An officer's benefits under the Pension Program are based on his highest average of 5 consecutive calendar years of pay over the last 10 years ("final average pay"). Upon normal retirement at age 65, an officer participating in the Pension Program receives a monthly benefit equal to the sum of (i) 2% of the portion of final average pay that exceeds Social Security covered compensation, times years of service to a maximum of 35, plus (ii) 1.35% of the portion of final average pay that does not exceed Social Security covered compensation, times years of service to a maximum of 35, plus (iii) 1% of final average pay times years of service in excess of 35 years.

  Early retirement benefits are available upon retirement after attaining age 55 and completing 10 years of service. There is no reduction for benefits that begin at age 62 or later. For retired employees electing commencement between age 55 and 62, the reduction is 5% per year for each year prior to age 62. A retired employee may select a life annuity or one of several optional forms of settlement.

  Employees completing five years of credited service are 100% vested in their Pension Program benefits. Messrs. O'Malley, Laborde, Currence, Rigdon, Taylor and Lousteau, have 6, 9, 27, 24, 22 and 23 years of credited service, respectively, under the Company's Pension Program.

  The following table sets forth estimated aggregate annual benefits payable in the form of a straight life annuity under the Pension Program upon retirement at age 65 to persons in the remuneration and years-of-service classifications specified. Benefits are not subject to any deduction for Social Security or other offset amounts.

                              PENSION PLANS TABLE

                                  Years of Credited Service at Retirement
   Five-Year Final Average   --------------------------------------------------
           Earnings             15       20        25         30         35
   -----------------------   -------- -------- ---------- ---------- ----------
   $  400,000..............  $116,372 $155,162 $  193,953 $  232,744 $  271,534
   $  500,000..............   146,372  195,162    243,953    292,744    341,534
   $  600,000..............   176,372  235,162    293,953    352,744    411,534
   $  700,000..............   206,372  275,162    343,953    412,744    481,534
   $1,000,000..............   296,372  395,162    493,953    592,744    691,534
   $1,300,000..............   386,372  515,162    643,953    772,744    901,534
   $1,600,000..............   476,372  635,162    793,953    952,744  1,111,534
   $1,900,000..............   566,372  755,162    943,953  1,132,744  1,321,534
   $2,200,000..............   656,372  875,162  1,093,953  1,312,744  1,531,534

Employment Contracts

  On September 27, 2000, the Company entered into an Employment Agreement (the "Employment Agreement") with William C. O'Malley, pursuant to which Mr. O'Malley will serve as the Chairman, President and Chief Executive Officer of the Company through his scheduled retirement on March 28, 2002. Under the Employment Agreement, the Company has agreed to pay Mr. O'Malley an annual base salary of $700,000. In addition, Mr. O'Malley will be eligible for an annual incentive bonus in accordance with the terms of the Executive Officer Annual Incentive Plan. Under the Employment Agreement, the Company has agreed to pay Mr. O'Malley such additional amounts as are necessary in order that his total retirement benefits will not be less than the benefits he would have been entitled to receive under the retirement plans of his previous employer.

Upon death or disability, Mr. O'Malley or his estate will be paid 50% of the base salary that he would have been paid under the Employment Agreement for the remaining term.

  The Company entered into a Continuing Employment and Separation Agreement with Richard M. Currence effective December 31, 2000. Under that agreement, Mr. Currence will continue to be employed by the Company through March 31, 2003, unless terminated earlier as a result of death or by the Company for cause, as defined in the agreement. The agreement provides for an annual salary of $44,445 and a total bonus of $308,800 for fiscal 2001. Mr. Currence will not be entitled to receive future bonuses. Under the agreement, Mr. Currence began receiving monthly benefits under the Company's Supplemental Executive Retirement Plan (the "SERP") on January 1, 2001. The SERP benefits are calculated based upon the inclusion of service to the Company through December 31, 2002. Mr. Currence also remains eligible to participate in certain of the Company's benefit plans, including health, life and disability insurance plans, and continues to accrue service under the Pension Plan.

Change of Control Agreements

  The Company has in effect change of control agreements (the "Change of Control Agreements") with each current executive officer. Mr. O'Malley's Change of Control Agreement supersedes his employment agreement upon a change of control of the Company.

  The Change of Control Agreement for each executive officer provide for continued employment for a two-year period following a change of control (the "Employment Term"). Should the officer's employment be terminated during the Employment Term for any reason other than death, disability or "Cause", as defined, or should the officer terminate his employment for "Good Reason", as defined, the officer will become entitled to certain benefits. The benefits include a lump sum payment equal to three times the officer's base salary at termination, plus a payment equal to three times the greater of the average of his last three bonuses or the target bonus for which the officer is eligible within the following twelve months. The Change of Control Agreements also provide for a pro-rated bonus assuming performance at the target level for the portion of the year prior to termination. Also, the officer will be entitled to continued life and health insurance benefits for thirty-six months following the date of termination. The officer will immediately become fully vested in his benefits under each supplemental or excess retirement plan of the Company in which the officer participated. In addition, the Company will contribute to a trust for the officer's account an amount equal to the additional benefits to which the officer would have been entitled under any qualified or non-qualified defined benefit or defined contribution plan of the Company, as if the officer had continued to participate in such plan for three years following the change of control.

  Mr. O'Malley's Change of Control Agreement provides that he is entitled to payments related to any excise tax that arises as a result of the "excess parachute payment" provisions of section 4999 of the Internal Revenue Code of 1986. The payments are intended to place Mr. O'Malley in the same after-tax position as he would have been in had such excise tax not been applicable to him. The Change of Control Agreements with the other named executive officers provide that if the officer would be in a better after-tax position if the benefits payable under the Change of Control Agreements were reduced to avoid the excise tax, then a reduction will occur. Mr. O'Malley's Change of Control Agreement also continues in effect any additional retirement, death and disability benefits provided by an employment agreement in effect at the time of a change of control.

                         COMPENSATION COMMITTEE REPORT

Principles of Executive Compensation

  The Compensation Committee of the Board of Directors is composed of independent Outside Directors who are responsible for Tidewater's compensation programs. The executive compensation program is designed to help the Company attract, motivate, and retain the executive talent that the Company needs in order to maximize its return to shareholders. Toward that end, the Company's executive compensation program has been structured based on the following principles:

  . Competitive Levels of Compensation--Tidewater attempts to provide its executives with a total compensation package that, at expected levels of performance, is competitive with those provided to executives who hold comparable positions or have similar qualifications. Total compensation is defined to include base salary, annual incentive bonus, long-term incentives, and executive benefits.

  The Company's philosophy is to provide a total compensation package which is market driven. The Company determines competitive levels of compensation for executive positions based on information drawn from compensation surveys and proxy statements for comparable organizations. Tidewater considers market pay data for general industry companies with comparable revenues to Tidewater and the Value Line oilfield service peer group of companies used in the total shareholder return graph in this proxy statement in setting competitive compensation levels.

  . Pay for Performance--Tidewater's base salary and incentive plans are managed within a pay for performance framework. As a result, while the expected value of an executive's compensation package may be market driven, actual payments made to executives in a given year may be higher or lower than competitive market rates because of Company and individual performance.

  . Focus on Annual and Long Term Results--As part of its pay for performance program, Tidewater maintains both an annual and a long-term incentive plan for key employees. The purpose of the annual incentive plan is to reward short-term performance that is tied to the Company's annual business objectives. The long-term incentive plan focuses on providing stock based incentives which are intended to be consistent with the goals of long-term shareholders.

Description of the Current Executive Compensation Program

  This section describes each of the principal elements of the Company's executive compensation program with specific reference to the objectives discussed above. The Company's compensation program is periodically reviewed to ensure an appropriate mix of base salary, annual incentive, and long-term incentive within the philosophy of providing competitive total direct compensation opportunities.

  Base Salary Program. Tidewater believes that offering competitive rates of base pay plays an important role in its ability to attract and retain executive talent. Discretionary base salary adjustments are also made based upon each individual employee's performance over time. Consequently, employees with higher levels of sustained performance over time will be paid correspondingly higher salaries. Generally, salaries for executives are reviewed annually based on a variety of factors, including individual performance, general levels of market salary increases, the Company's overall financial condition and industry conditions. All of the executive officers, except for William O'Malley, received promotional base salary increases during fiscal year 2001, as part of an organizational restructuring.

  Annual Incentive Plan. Tidewater provides an annual management incentive plan in which all executive officers other than Mr. O'Malley participate. The annual incentive plan is intended to attract, motivate, and retain high quality executives by offering variable pay tied to Company and individual performance. This program is also an important component in providing a fully competitive compensation package to the Company's executive officers.

  A bonus pool is established each year based on the Company's overall performance against measures established by the Compensation Committee of the Board of Directors. In fiscal 2001, two performance measures were considered:
(1) adjusted net income compared to the budget, and (2) return on total capital compared to a peer group consisting of the Value Line Oilfield Services Group and three direct competitors. As in prior years, the weight of the adjusted net income versus budget measure was 66.67% to once again underscore the Company's emphasis on net income, and the weight of the return on total capital measure was maintained at 33.33%.

  For fiscal 2001, the Company reached the maximum award level for adjusted net income as compared to the budget and exceeded the target for return on total capital. As a result, the overall company performance measures generated a bonus pool from which payouts were made. Individual awards from the established bonus pool are approved by the Compensation Committee. The Chief Executive Officer provides advice to the Committee for specific individual awards. Individual awards from the pool are based on a combination of objective performance criteria (such as operating margins, business unit performance, and the attainment of safety goals), as well as discretionary evaluation of individual employee performance. The Chief Executive Officer participates in a separate Executive Officer Annual Incentive Plan, which is described below under "2001 Chief Executive Officer Compensation."

  Long-Term Incentive Plan. In recent years, Tidewater has provided long-term incentives in the form of stock options to its executives. Stock options are intended to reward participants for generating appreciation in the Company's stock price through their individual performance. Stock options granted during the last fiscal year were granted at the fair market value on the date of grant. All stock options have a term of 10 years and vest one-third per year commencing one year following the grant date.

  Tidewater's overall stock option grant levels generally are established by considering industry conditions and market data on grant levels. Individual grants are based on a subjective evaluation of level of responsibility, individual performance, and the expected value of future service to the Company.

2001 Chief Executive Officer Compensation

  During fiscal 2001, William C. O'Malley served as Chief Executive Officer pursuant to an employment contract entered into in September 2000 with a term ending with the date of his planned retirement in March 2002. The employment contract continued Mr. O'Malley's annual base salary at $700,000. At the March 29, 2001, Compensation Committee meeting, in recognition of his service to the Company, a $50,000 base salary increase was given to Mr. O'Malley for the coming fiscal year, bringing his new base salary to $750,000.

  In addition, under the terms of the Executive Officer Annual Incentive Plan, Mr. O'Malley was eligible for an annual incentive award for fiscal 2001. This plan provides for payment of a variable bonus contingent upon achievement of certain Company performance goals. For fiscal 2001, the performance measures were: 1) adjusted net income versus budget; 2) return on total capital as compared to a peer group consisting of the Value Line Oilfield Services Group and three direct competitors; and 3) safety performance. The actual amount of the incentive award is dependent upon the attainment of corporate performance in each of these three criteria. The target payout is 43% of base salary; the maximum payout is 143% of base salary. For fiscal 2001, Company performance exceeded the target for the return on total capital and safety measures, and achieved the maximum award levels for adjusted net income as compared to the budget. As a result, the overall Company performance measures generated a fund from which $950,000 was awarded to Mr. O'Malley.

  In fiscal 2001, Mr. O'Malley was granted stock options to purchase 50,000 shares of Common Stock based upon the Committee's subjective evaluation of Mr. O'Malley's performance during the last fiscal year. The options vest one-third per year beginning one year following grant, but will vest in full upon retirement at age 65 or older. In recognition of Mr. O'Malley's planned retirement in 2002, the Committee also took action to allow these and previously granted stock options to remain exercisable for five years after Mr. O'Malley's retirement, but no later than ten years after grant.

$1 Million Pay Deductibility Cap

  Section 162(m) of the Internal Revenue Code limits the tax deductibility by the Company of compensation, other than performance-based compensation, in excess of $1 million paid to each of its most highly compensated executive officers. Although the aggregate of Mr. O'Malley's salary and bonus for fiscal 2001 exceeded $1 million, Mr. O'Malley's bonus paid through the Executive Officer Annual Incentive Plan qualified as performance-based compensation and therefore was deductible by the Company. Stock options also qualify as performance-based and are excluded in calculating the $1 million limit of
Section 162(m).

  The Compensation Committee intends to continue to establish executive officer compensation programs that will maximize Tidewater's income tax deduction, assuming the Committee determines that such actions are consistent with its philosophy and in the best interest of Tidewater and its shareholders. However, from time to time, the Committee may award compensation that is not fully tax deductible if the Committee determines that such award is consistent with its philosophy and in the best interest of Tidewater and its shareholders.

                                          Compensation Committee:

                                          Robert H. Boh, Chairman
                                          Arthur R. Carlson
                                          Lester Pollack
                                          J. Hugh Roff, Jr.

                            AUDIT COMMITTEE REPORT

  The Audit Committee of the Board of Directors is composed of three directors, all of whom the Board believes are independent under the rules of the New York Stock Exchange. The responsibilities of the Audit Committee are set forth in its Charter, which was adopted by the Board and is attached as Exhibit A. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the Company's reporting process including the systems of internal controls.

  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company's financial statements with management and the Company's independent auditors. In addition, the Audit Committee has discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also approved, subject to shareholder ratification, the selection of the Company's independent auditors for fiscal year 2002.

                                          Audit Committee:

                                          Paul W. Murrill, Chairman
                                          Jon C. Madonna
                                          Donald G. Russell

                               PERFORMANCE GRAPH

  The following graph compares the change in the cumulative total shareholder return on Company shares with the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Value Line Oilfield Services Group Index over the last five fiscal years. The graph assumes the investment of $100 on April 1, 1996, at closing prices on March 31, 1996, and the reinvestment of dividends. The Value Line Oilfield Services Group consists of 20 companies.




                                          Fiscal Year Ending March 31

                      1996         1997         1998         1999         2000         2001
-------------------------------------------------------------------------------------------
  Tidewater Inc.      100          122          118           71           89          129
-------------------------------------------------------------------------------------------
  S&P 500             100          119          177          210          247          194
-------------------------------------------------------------------------------------------
  Peer Group          100          140          194          133          202          190

                       INTEREST IN CERTAIN TRANSACTIONS

Related Party Transactions

  During fiscal 2001, the Company contracted with Bollinger Shipyards, Inc. ("Bollinger Shipyards") for repair and storage of vessels owned by the Company for an aggregate cost of approximately $1,366,000. The contracts for the repair and storage services were awarded to Bollinger Shipyards on the basis of competitive bidding and/or space availability. Donald T. Bollinger is the Chairman and Chief Executive Officer of Bollinger Shipyards and a Director of the Company. In the opinion of management, all of the Company's transactions with Bollinger Shipyards were on terms that were usual, customary, and no less favorable to the Company than would be available from unaffiliated parties.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers, and beneficial owners of more than 10% of the Common Stock to file certain beneficial ownership reports with the SEC. To the Company's knowledge, based on the Company's review of copies of reports received by the Company and on written representations by certain reporting persons that no reports on Form 5 were required, the Company believes that during fiscal year 2001 all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner.

                 PROPOSAL TO APPROVE 2001 STOCK INCENTIVE PLAN

                                 (PROPOSAL 2)

General

  The Board of Directors of the Company believes that the continued growth of the Company depends significantly upon the efforts of its officers, directors and key employees, and that such individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company and can participate in the long-term growth and financial success of the Company. In accordance with this philosophy, the Board of Directors has adopted the 2001 Stock Incentive Plan (the "Plan") and has directed that it be submitted for approval by the stockholders at the Annual Meeting. The principal features of the Plan are summarized below.

Purpose of the Proposal

  The Board of Directors is committed to creating and maintaining a compensation system based to a significant extent on grants of equity-based incentive awards. Only approximately 5,000 shares of Common Stock will remain available for issuance under the Company's 1997 Stock Incentive Plan (the "1997 Plan") after the Annual Meeting, and the Board is proposing approval of the Plan to allow for the future grant of stock options and other forms of equity compensation. The Board believes that approval of the Plan will provide the Company with the continued ability to attract, retain and motivate key personnel in a manner that is tied to the interests of stockholders.

Terms of the Plan

  Administration of the Plan. The Compensation Committee of the Board or a sub-committee of the Compensation Committee (the "Committee") administers the Plan and has authority to make awards under the Plan, to set the terms of the awards, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. With respect to awards to participants not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the Committee may delegate its authority to appropriate officers of the Company.

  Eligibility. Officers and other key employees of the Company will be eligible to receive awards ("Incentives") under the Plan when designated by the Committee. There are approximately 7 officers and 35 key employees of the Company and its subsidiaries who may be expected to participate in the Plan. In addition, directors of the Company who are not employees of the Company ("Outside Directors") may be granted non-qualified stock options under the Plan on an annual basis. There are currently eight Outside Directors.

  Shares Issuable through the Plan. A total of 2,850,000 Common Shares are authorized to be issued under the Plan. In addition, the 5,169 shares that remain available for grant under the 1997 Plan may be granted in the future under the Plan, as may shares that are represented by currently outstanding awards under the 1997 Plan that are forfeited, expire or are cancelled in the future by their terms.

  The closing sale price of a share of Common Stock, as quoted on the New York Stock Exchange on June 6, 2001 was $45.49.

  Limitations and Adjustments to Shares Issuable Through the Plan. Incentives relating to no more than 500,000 shares of Common Stock may be granted to a single participant in one calendar year and no more than 300,000 shares of Common Stock may be issued as restricted stock or other stock-based awards during the life of the Plan.

  For purposes of determining the maximum number of shares available for delivery under the Plan, shares that are not delivered because the Incentive is forfeited, canceled or settled in cash and shares that are withheld to satisfy participants' tax withholding obligations will not be deemed to have been delivered under the Plan. Also, if the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares tendered will be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. However, no more than 2,850,000 shares may be delivered upon the exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code, and shares withheld to cover taxes or shares delivered in payment of the exercise price will be deemed to have been delivered under the Plan for purposes of the 2,850,000 share limit applicable to incentive stock options.

  Proportionate adjustments will be made to all share limitations provided in the Plan, including the number of shares issuable through the Plan and shares subject to outstanding Incentives, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Common Stock, and the terms of any Incentive will be adjusted to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event. In the event of any merger, consolidation or reorganization of the Company, there will be substituted for each of the shares of Common Stock then subject to the Plan, the number and kind of shares of stock, other securities or property (including cash) to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.

  Amendments to the Plan. The Board may amend or discontinue the Plan at any time. However, the shareholders must approve any amendment that would materially increase the benefits accruing to participants under the Plan; increase the number of shares of Common Stock that may be issued under the Plan; or materially expand the classes of persons eligible to participate in the Plan. No amendment or discontinuance of the Plan may materially impair any previously granted Incentive without the consent of the recipient.

  Types of Incentives. Each of the types of Incentives that may be granted under the Plan is described below:

  Stock Options. The Committee may grant non-qualified stock options or incentive stock options to purchase shares of Common Stock. The Committee will determine the number and exercise price of the options, and the time or times that the options become exercisable, provided that the option exercise price may not be less than the fair market value of a share of Common Stock on the date of grant, except in the case of a stock option granted in substitution of an outstanding award of a company acquired by the Company or with which the Company combines. The term of an option will also be determined by the Committee; provided that the term of an incentive stock option may not exceed 10 years. The Committee may accelerate the exercisability of any stock option at any time.

  The option exercise price may be paid (a) in cash; (b) in shares of Common Stock, subject to certain limitations; (c) in a combination of cash and Common Stock; (d) through a "cashless" exercise arrangement with a broker approved in advance by the Committee; or (e) in any other manner authorized by the Committee.

  Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

  Restricted Stock. Shares of Common Stock may be granted by the Committee to an eligible employee and made subject to restrictions on sale, pledge or other transfer by the employee for a certain period (the "restricted period"). Restricted stock must vest over a minimum restricted period of three years, except that if vesting of the shares is subject to the attainment of specified performance goals, vesting over a period of one year or more is permitted. Incremental vesting of shares at intervals during the three-year and one-year periods is permitted. All shares of restricted stock will be subject to such restrictions as the Committee may provide in an agreement with the participant, including provisions obligating the participant to forfeit or resell the shares to the Company in the event of termination of employment or if specified performance goals or targets are not met. Subject to the restrictions provided in the restricted stock agreement and the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares.

  Other Stock-Based Awards. The Plan also authorizes the Committee to grant participants awards of Common Stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of shares of Common Stock ("other stock-based awards"). The Committee has discretion to determine the participants to whom other stock-based awards are to be made, the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods or performance requirements. The Committee may grant other stock-based awards for an aggregate of up to 100,000 shares without vesting requirements. All additional grants must vest over a period of no less than three years, except that a vesting period of at least one year is permitted if the award vests based upon the achievement of performance goals. Incremental vesting of shares at intervals during the three-year and one-year periods is permitted.

  Performance-Based Compensation under Section 162(m). Stock options granted in accordance with the terms of the Plan will qualify as performance-based compensation under Section 162(m) of the Code, which protects the Company's tax deduction for the income the participant recognizes on the stock option. Grants of any restricted stock or other stock-based awards that the Company intends to qualify as performance-based compensation under Section 162(m) must be made subject to the achievement of pre-established performance goals. The pre-established performance goals will be based upon any or a combination of the following business criteria applied to the Company, the Company together with its subsidiaries, a division or a subsidiary: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, the performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years.

  The Committee has authority to use different targets from time to time under the performance goals provided in the Plan. As a result, the regulations under
Section 162(m) require that the material terms of the performance goals be reapproved by the stockholders every five years. To qualify as performance-based compensation, grants of restricted stock and other stock-based awards will be required to satisfy the other applicable requirements of Section 162(m).

  Termination of Employment. If an employee participant ceases to be an employee of the Company for any reason, including death, his outstanding Incentives may be exercised or shall expire at such time or times as may be determined by the Committee and described in the applicable Incentive agreement or an amendment thereto.

  Change of Control. In the event of a change of control of the Company, as defined in the Plan, all Incentives will become fully vested and exercisable, all restrictions or limitations on any Incentives will lapse and all performance criteria and other conditions relating to the payment of Incentives will generally be deemed to be achieved or waived. In addition, in the event of a tender offer or exchange offer, all options shall become fully vested and exercisable, all restrictions or limitations on any Incentive will lapse and all performance criteria and other conditions relating to the payment will be deemed waived for a 30-day period. After the 30-day period, any options not exercised and any shares not tendered or exchanged will again be subject to the terms and conditions applicable prior to the tender offer or exchange offer.

  Loans to Participants. The Plan permits loans on certain terms to Plan participants in the maximum amount of the aggregate option exercise price and maximum tax liability on the option exercises, but only in connection with a change of control of the Company in which the participant's employment will be terminated and the participant will be precluded from selling shares of Common Stock.

  Transferability of Incentives. The Incentives awarded under the Plan may not be transferred except (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order; or (d) in the case of stock options only, to immediate family members or to a partnership, limited liability company or trust for which the sole owners, members or beneficiaries are immediate family members, if permitted by the Committee and if so provided in the stock option agreement.

  Payment of Withholding Taxes. The Company may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld. Any participant may, but is not required to, satisfy his or her withholding tax obligation by electing to have the Company withhold, from the shares the participant would otherwise receive, shares of Common Stock having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the Committee's right of disapproval.

  Grant of Options to Outside Directors. The Plan permits the grant each year to each Outside Director of options to acquire up to 5,000 shares of Common Stock. The exact number of options that the Outside Director will receive will be set from time to time by the Committee.

  The options granted to Outside Directors generally become exercisable six months after grant and have a term of ten years. The per share exercise price of the options granted to Outside Directors will be equal to the fair market value of a share of Common Stock on the date of grant. If an Outside Director ceases to serve on the Board due to death or disability, options granted under the Plan that have become exercisable at the time of death or disability must be exercised within two years from the date of termination of Board service. In the event of retirement from the Board on or after reaching age 65 or after completing five years of service, exercisable options that have become exercisable at the time of retirement must be exercised within five years following retirement. If an Outside Director's service terminates for any other reason, exercisable options must be exercised within one year. Options that have not become exercisable at the time of termination of Board service will be forfeited.

Awards To Be Granted

  The grant of awards under the Plan is entirely in the discretion of the Committee. Because benefits under the Plan will depend on the Committee's actions, it is not possible to determine at this time the benefits that officers, directors and key employees will receive if the Plan is approved by the stockholders.

Federal Income Tax Consequences of Stock Options

  Under existing federal income tax provisions, a participant who is granted a stock option normally will not realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year the option is granted.

  When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the Common Stock acquired and the aggregate fair market value of the Common Stock acquired on the exercise date and, subject to the limitations of Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

  An employee generally will not recognize any income upon the exercise of an incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by
Section 55 of the Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "holding periods"). An employee disposing of such shares before the expiration of an applicable holding period will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of an applicable holding period.

  If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

  If, upon a change in control of the Company, the exercisability or vesting of an Incentive is accelerated, any excess on the date of the change in control of the fair market value of the shares or cash issued under accelerated Incentives over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment", with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

  This summary of federal income tax consequences of non-qualified and incentive stock options does not purport to be complete. Reference should be made to the applicable provisions of the Code. There also may be state and local income tax consequences applicable to transactions involving options.

Vote Required

  The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required for approval of the Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED 2001 STOCK INCENTIVE PLAN.

                       PROPOSAL FOR THE RATIFICATION OF
                       SELECTION OF INDEPENDENT AUDITORS

                                 (PROPOSAL 3)

  Subject to ratification by the shareholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending March 31, 2002. Proxies solicited hereby will be so voted unless stockholders specify otherwise in their proxies. The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the meeting and entitled to vote is required for approval of this Proposal.

Audit Fees

  The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements of the Company for 2001 and the reviews of the financial statements included in the quarterly reports of the Company for 2001 were $288,000.

All Other Fees

  The aggregate fees billed for all other services rendered by Ernst & Young LLP for 2001 were $391,000, including audit related services of $151,000. Audit related services include fees for audits of subsidiaries, foreign statutory audits, and accounting consultations on accounting standards or specific transactions. Other fees were primarily related to tax consulting services. No fees were paid related to financial information systems design and implementation services.

  Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2002.

                STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

  Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and the Bylaws of the Company.

  Should a stockholder intend to present a proposal at the Annual Meeting to be held in 2002, under Securities and Exchange Commission rules, it must be received by the Secretary of the Company (at 601 Poydras Street, Suite 1900, New Orleans, Louisiana 70130) not less than 120 days in advance of June 21, 2002, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

  The Company's Bylaws provide that in addition to any other applicable requirements for business to be properly brought before the Annual Meeting by a stockholder, the stockholder must give timely notice in writing to the Secretary. To be timely, a stockholder's notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding Annual Meeting, provided that in the event that the Annual Meeting is called for a date more than 50 days prior to such anniversary date, notice by the stockholder, in order to be timely, must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The Bylaws provide that a stockholder's notice to the Secretary must set forth among other things, specified information as to the matters to be brought before the meeting and as to the stockholder making the proposal. This requirement does not preclude discussion by any stockholder of any business properly brought before the Annual Meeting in accordance with such procedures.

  The Bylaws further provide that a stockholder of the Company entitled to vote for the election of Directors may make nominations of persons for election to the Board at a meeting of stockholders by complying with required notice procedures. Such nominations shall be made pursuant to notice in writing to the Secretary, which must be delivered or mailed to and received at the principal executive offices of the Company not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding Annual Meeting, provided that in the event the Annual Meeting is called for a date more than 50 days prior to such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. Such stockholder's notice to the Secretary must set forth among other things, specified information as to the nominees and as to the stockholder making the nomination. The Company may require any proposed nominee to furnish such information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company.

                                 OTHER MATTERS

  The Board of Directors knows of no business, other than that described above, that will be presented to the meeting but, should any other matters properly arise before the meeting, the persons named in the enclosed proxies will vote the proxies in accordance with their best judgment.

                                    By Order of the Board of Directors

                                    /s/ Cliffe F. Laborde
                                    Cliffe F. Laborde
                                    Executive Vice President, Secretary
                                    and General Counsel

New Orleans, Louisiana
June 21, 2001

  PLEASE COMPLETE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. STOCKHOLDERS CAN ALSO CALL IN THEIR VOTE BY TOUCHTONE TELEPHONE OR SEND IT OVER THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

                                                                      Exhibit A

                            AUDIT COMMITTEE CHARTER

PURPOSE

  The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including:

  . the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

  .   the Company's systems of internal accounting and financial controls;

  .   the annual independent audit of the Company's financial statements; and

  . the Company's legal compliance and ethics programs as established by management and the Board.

  The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

  In discharging its oversight role, the Committee is empowered to investigate any matter that may come to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. Any person or firm retained by the Committee may be discharged only by the Committee. Fees and expenses for such services shall be established and approved by the Committee and paid by the Company.

  The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

  The Committee shall review the adequacy of this Charter on an annual basis.

ORGANIZATION AND ADMINISTRATION

 Membership

  The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the New York Stock Exchange. Accordingly, all of the members will be directors:

  . who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

  . who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

  In addition, at least one member of the Committee will have accounting or related financial management expertise.

 Appointment and Term

  At its meeting next following the Company's Annual General Meeting, the Board shall appoint, by a majority vote, the members of the Committee with one of such members being designated as the chairperson of the Committee. Each member of the Committee so appointed shall serve for a term of one year or until his/her successor is duly appointed and qualified.

  Any vacancy on the Committee may be filled by a majority vote of the Board. If at anytime the number of members of the Committee is less than three (3), the Board shall appoint, by a majority vote, a sufficient number of new members to bring the minimum membership of the Committee to at least three
(3).

 Quorum and Voting

  A majority of the members of the Committee shall constitute a quorum. Each member of the Committee is entitled to one vote. The affirmative vote of a majority of the quorum shall be required to adopt and/or approve any matter.

KEY RESPONSIBILITIES

  The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  . The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as it may be modified or supplemented.

  . The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

  . The Committee shall discuss with the outside auditors the auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial statements and as selected by management.

  .   The Committee shall:

    . request from the outside auditors annually, a formal written statement delineating all relationships between the auditors and their related entities and the Company and its related entities consistent with Independence Standards Board Standard Number 1, as it may be modified or supplemented;

    . discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence; and

    . recommend, when necessary, that the Board take appropriate action in response to the outside auditors' report to satisfy itself of the auditors' independence.

  . The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to recommend to the full Board for ratification by shareholders the selection and, where appropriate, replacement of the outside auditors.

  . The Committee shall review and approve annually the scope and cost of audit and non-audit services to be performed by the outside auditors.

  . The Committee shall review and approve annually the scope of work to be performed by internal auditors, and shall review with the Company's internal auditors their findings and recommendations.

  . The Committee shall review annually management's programs governing code of conduct, conflicts of interest, legal and environmental compliance.

  . The Committee shall prepare annually its report to be included in the Company's proxy statement pursuant to Item 306 of Regulation SK, as it may be modified or supplemented.

  . The Committee shall review and approve all changes in accounting principles other than those changes in accounting principles mandated by newly-adopted authoritative accounting pronouncements.

  . The Committee shall concur with the appointment or replacement of the Company's senior internal auditor.

  . The Committee shall review annually expense accounts of members of executive management of the Company.



                                                                     2730-PS-01

                                                   Appendix A to Proxy Statement


                                TIDEWATER INC.
                           2001 STOCK INCENTIVE PLAN


     1. PURPOSE. The purpose of the 2001 Stock Incentive Plan (the "Plan") of Tidewater Inc. ("Tidewater") is to increase shareholder value and to advance the interests of Tidewater and its subsidiaries (collectively, the "Company") by furnishing stock-based economic incentives (the "Incentives") designed to attract, retain and motivate key employees, officers and directors and to strengthen the mutuality of interests between such employees, officers and directors and Tidewater's shareholders. Incentives consist of opportunities to purchase or receive shares of common stock, $.10 par value per share, of Tidewater (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation, limited liability company or other entity, of which Tidewater owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock, membership interests or other equity interests issued thereby.

     2.   ADMINISTRATION.

          2.1. COMPOSITION. The Plan shall be administered by the Compensation Committee of the Board of Directors of Tidewater or by a subcommittee thereof (the "Committee"). The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule, and (b) qualify as an "outside director" under
Section 162(m) of the Code.

          2.2. AUTHORITY. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with or provide notices to participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof. Directors who are not also employees of the Company ("Outside Directors") may receive awards under the Plan only as specifically provided in Section 9 hereof.

     3. ELIGIBLE PARTICIPANTS. Key employees and officers of the Company (including officers who also serve as directors of the Company) shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to
Section 16 of the 1934 Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to set and modify the terms of the Incentives; provided, however, that the per share exercise price of any options granted by an officer, rather than by the Committee, shall be equal to the Fair Market

Value (as defined below). Outside Directors may participate in the Plan only as specifically provided in Section 9 hereof.

     4. TYPES OF INCENTIVES. Incentives may be granted under the Plan to eligible participants in the forms of (a) incentive stock options; (b) non-qualified stock options; (c) restricted stock and (d) Other Stock-Based Awards (as defined in Section 8 hereof).

     5.   SHARES SUBJECT TO THE PLAN.

          5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 10.5, the maximum number of shares of Common Stock that may be delivered to participants and their beneficiaries under the Plan shall be equal to the sum of
(a) 2,850,000 shares of Common Stock (b) any shares of Common Stock available for future awards under the Company's 1997 Stock Incentive Plan (the "Prior Plan") as of July 27, 2001; and (c) any shares of Common Stock that are represented by awards under the Prior Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company.

          5.2. SHARE COUNTING. To the extent any shares of Common Stock covered by a stock option are not delivered to a participant or beneficiary because the Option is forfeited or canceled, or shares of Common Stock are not delivered because an Incentive is paid or settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. In the event that shares of Common Stock are issued as an Incentive and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired Shares may again be issued under the Plan. If the exercise price of any stock option granted under the Plan or the applicable withholding tax obligation is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

          5.3. LIMITATIONS ON NUMBER OF SHARES. Subject to Section 10.5, the following additional limitations are imposed under the Plan:

          A. The maximum number of shares of Common Stock that may be issued upon exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 2,850,000 shares. Notwithstanding any other provision herein to the contrary, (i) all shares issuable under incentive stock options shall be counted against this limit and (ii) shares that are issued and are later forfeited, cancelled or reacquired by the Company, shares withheld to satisfy withholding tax obligations and shares delivered in payment of the Option price shall have no effect on this limitation.

          B. The maximum number of shares of Common Stock that may be covered by Incentives granted under the Plan to any one individual during any one calendar-year period shall be 500,000.

          C. The maximum number of shares of Common Stock that may be issued as restricted stock and Other Stock-Based Awards (as defined in Section 8) shall be 300,000 shares.

          5.4. TYPE OF COMMON STOCK. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

     6. STOCK OPTIONS. A stock option is a right to purchase shares of Common Stock from Tidewater. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. PRICE. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 10.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in case of a stock option granted in assumption or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

          6.2. NUMBER. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5 and subject to adjustment as provided in Section 10.5.

          6.3. DURATION AND TIME FOR EXERCISE. The term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 10.11.

          6.4. MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check; (c) by delivery of shares of Common Stock which, unless otherwise determined by the Committee, shall have been held by the optionee for at least six months, and which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the exercise price; or
(e) in such other manner as may be authorized from time to time by the Committee.

          6.5. INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

               A. Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options.

               B. All incentive stock options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

               C. Unless sooner exercised, all incentive stock options shall expire no later than ten years after the date of grant.

               D. No incentive stock options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

               E. The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Tidewater or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as incentive stock options.

     7.   RESTRICTED STOCK.

          7.1. GRANT OF RESTRICTED STOCK. The Committee may award shares of restricted stock to such officers and key employees as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as "performance-based compensation" under Section 162(m) of the Code ("Section 162(m)"), it must be granted subject to the attainment of performance goals as described in Section
7.2 below and meet the additional requirements imposed by Section 162(m).

          7.2 PERFORMANCE-BASED RESTRICTED STOCK. To the extent that restricted stock granted under the Plan is intended to qualify as "performance-based compensation" under Section 162(m), the performance goals pursuant to which the restricted stock shall vest shall be any or a combination of the following performance measures applied to the Company, Tidewater, a division or a subsidiary: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. If the performance-based restricted stock is intended to qualify as performance-based compensation under Section 162(m), the Committee may not waive any of the pre-established performance goal objectives, except for an automatic waiver under Section 10.10 hereof, or as may be provided by the Committee in the event of death or disability.

          7.3. THE RESTRICTED PERIOD. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted and after which the shares of restricted stock shall be vested (the "Restricted Period").
Except for shares of restricted stock that vest based on the attainment of performance goals, the Restricted Period shall be a minimum of three years, with incremental vesting of portions of the award over the three-year period permitted. If the vesting of the shares of restricted stock is based upon the attainment of performance goals, a minimum Restricted Period of one year or more is permitted, with incremental vesting of portions of the award over the one-year period permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 10.3 and under the conditions described in Section 10.10 hereof.

          7.4. ESCROW. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

     The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Tidewater Inc. 2001 Stock Incentive Plan (the "Plan"), and an agreement entered into between the registered owner and Tidewater Inc. thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

          7.5. DIVIDENDS ON RESTRICTED STOCK. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

          7.6. FORFEITURE. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 10.5 due to a recapitalization, merger or other change in capitalization.

          7.7. EXPIRATION OF RESTRICTED PERIOD. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

          7.8. RIGHTS AS A SHAREHOLDER. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

8.   OTHER STOCK-BASED AWARDS.

          8.1 GRANT OF OTHER STOCK-BASED AWARDS. The Committee may grant to eligible participants "Other Stock-Based Awards," which shall consist of awards, other than options or restricted stock provided for in Sections 6 and 7, the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a shareholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as "performance-based compensation" under Section 162(m), it must meet the additional requirements imposed thereby.

          8.2 PERFORMANCE-BASED OTHER STOCK-BASED AWARDS. Any grant of an Other Stock-Based Award that is intended to qualify as "performance-based compensation" under Section 162(m) shall be conditioned on the achievement of one or more performance goals. The performance goals pursuant to which the Other Stock-Based Award shall vest shall be any or a combination of the following measures applied to the Company, Tidewater, a subsidiary or a division: earnings per share, return on assets, an economic value added measure, shareholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Other Stock-Based Awards intended to qualify as "performance-based compensation," the grants of Other Stock-Based Awards and the establishment of performance measures shall be made during the period required under Section 162(m).

          8.3 Limitations. Other Stock-Based Awards granted under this Section 8 shall be subject to vesting periods that are equivalent in length to the Restricted Periods for restricted stock described in Section 7.3 hereof, except that the Committee may make special awards under this Section 8 with respect to an aggregate of no more than 100,000 shares of Common Stock, as adjusted under
Section 10.5, which special awards shall not be subject to the minimum vesting period requirements described in Section 7.3.

     9.   Stock Options for Outside Directors.

          9.1 GRANT OF OPTIONS. During the period beginning on the day following the 2001 annual meeting of stockholders and ending on the day of the 2002 annual meeting of stockholders and during each period between annual meetings thereafter, for as long as the Plan remains in effect and shares of Common Stock remain available for issuance hereunder, each Outside Director may be granted non-qualified stock options to purchase up to 5,000 shares of Common Stock, the exact number of which shall be set by the Committee.

          9.2 EXERCISABILITY OF STOCK OPTIONS. The stock options granted to Outside Directors under this Section 9 shall be exercisable six months after the date of grant and shall expire no later than ten years following the date of grant.

          9.3 EXERCISE PRICE. The Exercise Price of the Stock Options granted to Outside Directors shall be equal to the Fair Market Value, as defined in the Plan, of a share of Common Stock on the date of grant. The Exercise Price may be paid as provided in Section 6.4 hereof.

          9.4 EXERCISE AFTER TERMINATION OF BOARD SERVICE. In the event an Outside Director ceases to serve on the Board, the stock options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within one year from termination of Board service; provided, however, that

               A. In the event of termination of Board service as a result of death or disability, the stock options must be exercised within two years from the date of termination of Board service; and

               B. In the event of termination of Board service as a result of retirement (at age 65 or later or after having completed five or more years of service on the Board), the stock options must be exercised within five years from the date of termination of Board service;

     and further provided, that no stock options may be exercised later than ten years after the date of grant.

     10.  GENERAL.

          10.1. DURATION. Subject to Section 10.9, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or otherwise or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

          10.2. TRANSFERABILITY. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except:
(a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

          10.3. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. Except as provided in Section 9.4 with respect to Outside Directors, in the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee and provided in the Incentive Agreement. The Committee has complete authority to modify the treatment of an Incentive in the event of termination of employment of a participant by means of an amendment to the Incentive Agreement. Consent of the participant to the modification is required only if the modification materially impairs the rights previously provided to the participant in the Incentive Agreement.

          10.4. ADDITIONAL CONDITION. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          10.5. ADJUSTMENT. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement of performance objectives, the number and kind of shares of stock, other securities or property (including cash) to which the holders of the shares of Common Stock are entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other similar change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and all limitations on share issuances imposed by Section 5.3 hereof shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option and the performance objectives of any Incentive, shall also be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under the Plan and the substitution or adjustment shall be limited by deleting any fractional share.

     10.6.  WITHHOLDING.

               A. The Company shall have the right to withhold from any payments made or stock issued under the Plan or to collect as a condition of payment, issuance or vesting, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the lapse of restrictions on Common Stock or the exercise of an option, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the "Election") to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case having a value equal to the minimum statutory amount required to be withheld under federal, state and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

               B. Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made.

          10.7. NO CONTINUED EMPLOYMENT. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

          10.8. DEFERRAL PERMITTED. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement.

          10.9. AMENDMENTS TO OR TERMINATION OF THE PLAN. The Board may amend or discontinue this Plan at any time; provided, however, that no such amendment may:

          A. without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to participants under the Plan or (iii) materially expand the classes of persons eligible to participate in this Plan, or

          B. materially impair, without the consent of the recipient, an Incentive previously granted.

          10.10. CHANGE OF CONTROL; TENDER OFFER OR EXCHANGE OFFER.

               A. Notwithstanding any other provision of the Plan (or any provision of any agreement with respect to any grant hereunder), immediately prior to any Change of Control of the Company (as defined in Section 10.10(C) hereof), all stock options (whether non-qualified or incentive and whether granted to an employee or to an Outside Director) which are then outstanding hereunder shall become fully vested and exercisable and all restrictions and limitations on shares of restricted stock or Other Stock-Based Awards then outstanding hereunder shall automatically lapse and all performance criteria and other conditions relating to the payment of Incentives shall automatically be deemed to be achieved or waived by the Company. As used in the immediately preceding sentence, `immediately prior' to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) if an optionee, to exercise any such option fully and (ii) to deal with the shares purchased or acquired under any such option or any Other Stock-Based Award and any formerly restricted shares on which restrictions have lapsed so that all types of shares may be treated in the same manner in connection with the Change of Control as the shares of Common Stock of other shareholders. To the extent, if any, required by section 422(d) of the Code, incentive stock options which become exercisable immediately prior to a Change of Control pursuant to this Section 10.10(A) shall thereby become non-qualified stock options. Notwithstanding any other provision of the Plan, including, without limitation, Section 10.10(B) hereof (or any provision of any agreement with respect to any grant hereunder), (i) any stock option which becomes exercisable pursuant to this Section 10.10(A) shall remain exercisable until the earlier of the end of the option term or the lapse of the option, and (ii) any lapse and deemed waiver of restrictions and limitations on any shares of restricted stock and any Other Stock-Based Awards pursuant to this Section 10.10(A) shall be a permanent lapse and deemed waiver of such restrictions and limitations.

               B. If any corporation, person or other entity (other than the Company) makes a tender offer or exchange offer for shares of the Common Stock pursuant to which purchases are made (an "Offer"), then from and after the date of the first purchase of the Common Stock pursuant to the Offer (the "Acceleration Date"), all outstanding options shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person, for a period of 30 calendar days following the Acceleration Date. Subject to the other provisions of this Section 10.10, following the expiration of the 30-day period, any options not exercised and any shares of Common Stock issued hereunder not tendered or exchanged shall again be subject to the terms and conditions applicable prior to the Offer.

               C. As used in this Section 10.10, `Change of Control' shall mean:

                    (i) the acquisition by any `Person' (as defined in Section 10.10(D) hereof) of `Beneficial Ownership' (as defined in Section 10.10(D) hereof) of 30% or more of the outstanding shares of the Common Stock, or 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this subsection (C)(i), the following shall not constitute a Change of Control:

                         (a) any acquisition (other than a `Business
               Combination' (as defined in Section 10.10(C)(iii) hereof) which constitutes a Change of Control under Section 10.10(C)(iii) hereof) of Common Stock directly from the Company,

                         (b) any acquisition of Common Stock by the Company or
               its subsidiaries,

                         (c) any acquisition of Common Stock by any employee
               benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

                         (d) any acquisition of Common Stock by any corporation
               pursuant to a Business Combination which does not constitute a Change of Control under Section 10.10(C)(iii) hereof; or

                    (ii) individuals who, as of the date of adoption of the Plan by the Board (the "Adoption Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

                    (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a `Business Combination'), in each case, unless, immediately following such Business Combination,

                         (a) the individuals and entities who were the
               Beneficial Owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 10.10(D) hereof), and

                         (b) except to the extent that such ownership existed
               prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                         (c) at least a majority of the members of the board of
               directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                    (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

               D. As used in Section 10.10(C) hereof, the following words or terms shall have the meanings indicated:

                    (i) Affiliate: `Affiliate' (and variants thereof) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

                    (ii) Beneficial Owner: `Beneficial Owner' (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (a) the power to vote, or direct the voting of, the security, and/or (b) the power to dispose of, or to direct the disposition of, the security.

                    (iii) Person: `Person' shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that `Person' shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

                    (iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 10.10(C)(iii) hereof), `Post-Transaction Corporation' shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, `Post-Transaction Corporation' shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company's assets either directly or indirectly, in which case, `Post-Transaction Corporation' shall mean such ultimate parent corporation.

          10.11. DEFINITION OF FAIR MARKET VALUE. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be the closing sale price on the consolidated transaction reporting system for New York Stock Exchange issues on the date of reference for a share of the Common Stock, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock.

          10.12 LOANS TO OPTIONEES. In the event of a Change of Control of the Company, as defined in Section 10.10, in connection with which a participant's employment with the Company will be terminated and the participant is precluded for any reason from selling shares of Common Stock, the Company shall, in connection with the exercise of an option, if requested by the participant, extend a loan to the participant in the maximum amount of the exercise price of the options to be exercised, plus the maximum tax liability that may be incurred in connection with the option exercise. Any such loan shall be unsecured, shall be on market terms and shall be payable in full no later than thirty days after the termination of the period during which the participant is precluded from selling shares of Common Stock. Any participant to whom a loan is extended hereunder shall, if requested by the Company, agree in writing not to sell shares of Common Stock for such period as shall be requested, it being understood that the Company's request that the participant not sell shares of Common Stock shall only be invoked to the extent necessary to preserve or recognize pooling-of-interests accounting treatment, tax-free reorganization status, or comparable corporate benefits from making such a request.

     This Plan is executed effective the _____ day of _____________, 2001.


                                 TIDEWATER INC.

                                 By:
                                    ----------------------------------
                                    Cliffe F. Laborde
                                    Executive Vice President,
                                    Secretary and General Counsel

                                   P R O X Y

                                TIDEWATER, INC.

The undersigned appoints William C. O'Malley and Robert H. Boh as proxies, each with power to act alone or by substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of Tidewater Inc. to be held on July 26, 2001, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NOT DIRECTED, FOR EACH NOMINEE AND FOR ALL PROPOSALS LISTED HEREIN, AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

  SEE                                                           SEE
REVERSE                                                       REVERSE
  SIDE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE

VOTE BY TELEPHONE                          VOTE BY INTERNET

It's fast, convenient, and immediate!      It's fast, convenient, and
                                           your vote is immediately
                                           confirmed and posted.

Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).


Follow these four easy steps:                              Follow these four easy steps:
1. Read the accompanying Proxy Statement and Proxy         1. Read the accompanying Proxy Statement and
   Card.                                                      Proxy Card.
2. Call the toll-free number                               2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                           http://www.eproxyvote.com/tdw
3. Enter your 14-digit Voter Control Number located on     3. Enter your 14-digit Voter Control Number located on your Proxy
   your Proxy Card above your name.                           Card above your name.
4. Follow the recorded instructions.                       4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                                    YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                               Go to http://www.eproxyvote.com/tdw anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

  [2730 - TIDEWATER, INC.] [FILE NAME: ZTW12A.ELX] [VERSION - (3)] [06/04/01]
                          [orig. 05/31/01] DETACH HERE

ZTW12A

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2 AND 3.

                                                                                              FOR     AGAINST     ABSTAIN
1. To elect directors                            2.   To approve the Tidewater Inc.           [ ]       [ ]        [ ]
                                                      2001 Stock Incentive Plan.
Nominees: (01) Paul W. Murrill,
      (02) Lester Pollack, and                   3.   To ratify the selection of              [ ]       [ ]        [ ]
      (03) J. Hugh Roff, Jr.                          Ernst & Young LLP as
                                                      Independent auditors.
       FOR ALL     [ ]   [ ]   WITHHELD
       NOMINEES                FROM ALL          4.   Such other matters as may properly
                               NOMINEES               come before the meeting or any adjournment thereof.

         [ ] __________________________
             For all nominees except
             as noted above
                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                                      Please vote, date, sign and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

                                                      Please sign exactly as your name appears hereon. If the stock is issued in the names of two or more persons, each of them should sign the proxy. If the proxy is executed by a corporation, it should be signed in the corporate name by an authorized officer. When signing as attorney, executor, administrator, trustee, or guardian, or if any other representative capacity, give full title as such.

[2730 - TIDEWATER, INC. SAVINGS PLAN] [FILE NAME: ZTD33B.ELX] [VERSION - (1)] [05/31/01] [ORIG. 05/31/01]

ZTD33B                              DETACH HERE

VOTING INSTRUCTIONS                                       VOTING INSTRUCTIONS

                             TIDEWATER SAVINGS PLAN
                     AND TIDEWATER INC. GRANTOR STOCK TRUST

  The undersigned directs the Trustees of the Tidewater Savings Plan (the "Savings Plan") and the Tidewater Inc. Grantor Stock Trust (the "Grantor Trust") to vote as designated herein the shares of Tidewater Inc. Common Stock held in the Savings Plan and the Grantor Trust with respect to which the undersigned is entitled to direct the vote under the terms of the Savings Plan and the Grantor Trust at the Annual Meeting of Stockholders of the Company to be held on July 26, 2001, and any adjournment thereof (the "Meeting"). The undersigned acknowledges receipt of the Company's Proxy Statement for the Meeting. The Trustees are further authorized to vote, in their discretion, upon such other business as may properly come before the Meeting.

  SEE                                                                 SEE
 REVERSE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE       REVERSE
  SIDE                                                                SIDE

DIRECT YOUR VOTE                                                   DIRECT YOUR VOTE
BY TELEPHONE                                                       BY INTERNET

It's fast, convenient, and immediate!                              It's fast, convenient, and your vote
                                                                   is immediately confirmed and posted.

Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:                                     Follow these four easy steps:
1.  Read the accompanying Proxy Statement and Voting              1.  Read the accompanying Proxy Statement and
    Instruction Card.                                                 Voting Instruction Card.
2.  Call the toll-free number                                     2.  Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).                                  http://www.eproxyvote.com/tdw
3.  Enter your 14-digit Voter Control Number located on           3.  Enter your 14-digit Voter Control Number located on your
    your Voting Instruction Card above your name.                     Voting Instruction Card above your name.
4.  Follow the recorded instructions.                             4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                      Go to http://www.eproxyvote.com/tdw anytime!

DO NOT RETURN YOUR VOTING INSTRUCTION CARD IF YOU ARE DIRECTING YOUR VOTE BY TELEPHONE OR INTERNET

 [2730 - TIDEWATER, INC. savings plan] [FILE NAME: ZTD33A.ELX] [VERSION - (3)]
                          [06/04/01] [orig. 05/31/01]
                                  DETACH HERE
ZTD33A

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE.

IF NO DIRECTION IS MADE, THE SHARES WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR PROPOSALS 2 AND 3.

                                                                                                          FOR   AGAINST   ABSTAIN
1.  To elect directors                                          2. To approve the Tidewater Inc. 2001     [ ]     [ ]       [ ]
                                                                   Stock Incentive Plan.
Nominees: (01) Paul W. Murrill, (02) Lester
Pollack, and (03) J. Hugh Roff, Jr.

    FOR           [ ]        [ ]   WITHHELD                     3. To ratify the selection of Ernst &     [ ]     [ ]       [ ]
    ALL                            FROM ALL                        Young LLP as Independent auditors.
  NOMINEES                         NOMINEES
                                                                4. In the Trustees' discretion to vote upon such other
                                                                   business as may properly come before the Meeting.
     [ ] ______________________________________
         For all nominees except as noted above

                                                                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                                                           Please vote, date, sign and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.